UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2010

Trubion Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33054 (Commission File No.)	52-2385898 (IRS Employer Identification No.)
2401 Fourth Avenue, Suite 1050, Seattle, WA 98121 (Address of Principal Executive Offices, including Zip Code)
(206) 838-0500 (Registrant's Telephone Number, Including Area Code)
None (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 28, 2010, pursuant to an Agreement and Plan of Merger dated August 12, 2010, as amended (the “Merger Agreement”), by and among Emergent BioSolutions Inc. (“Emergent”), 35406 LLC, a direct wholly-owned subsidiary of Emergent (the “Final Surviving Entity”), 30333 Inc., an indirect wholly-owned subsidiary of Emergent (“Merger Sub”) and Trubion Pharmaceuticals, Inc. (“Trubion”), Emergent completed its acquisition of Trubion.  Emergent’s acquisition of Trubion was effected by merging Merger Sub into Trubion, then merging Trubion into the Final Surviving Entity, which became a direct wholly-owned subsidiary of Emergent (the “Merger”).  As consideration for the Merger and pursuant to the terms of the Merger Agreement, Emergent (i) paid an aggregate of $27.88 million in cash and issued an aggregate of 3,351,817 shares of Emergent common stock and 20,425,554 Contingent Value Rights (“CVRs”) to the holders of common stock of Trubion, and (ii) issued 1,677,827 CVRs to the holders of outstanding options to purchase Trubion common stock, which holders are also entitled to an aggregate of $3.86 million in cash payable by Trubion.

Holders of CVRs are entitled to receive a pro rata portion of certain contingent payments following the achievement of future development milestones under Trubion’s collaboration agreements with Pfizer Inc. and Abbott Laboratories, as described more fully in the Contingent Value Rights Agreement by and among Emergent, Trubion and Mellon Investor Services, as rights agent, dated August 12, 2010, and filed by the registrant with its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 13, 2010 (the “CVR  Agreement”).

The foregoing descriptions of the transaction, the Merger Agreement and the CVR Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and CVR Agreement, which are filed as exhibits to this report and incorporated herein by reference.

The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by Trubion’s board of directors and its stockholders.  Trubion stockholders approved the Merger Agreement at a special meeting of Trubion stockholders held on October 28, 2010.  Trubion’s stockholders cast 16,435,104 votes for and 21,749 votes against approval of the Merger Agreement. There were 800 abstentions with respect to the approval of the Merger Agreement.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger on October 28, 2010, Trubion has notified NASDAQ that the Merger has been completed, and trading of Trubion common stock on the NASDAQ Global Market has been suspended.  Following the completion of the Merger, NASDAQ filed with the Securities and Exchange Commission an application on Form 25 to delist Trubion’s common stock from the NASDAQ Global Market and deregister Trubion’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Trubion intends to file a certification on Form 15 requesting deregistration of Trubion’s common stock under Section 12(g) of the Exchange Act and the suspension of Trubion’s reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”) and as a result of the Merger, on October 28, 2010, each share of Trubion common stock issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive the following:

•	an amount in cash equal to $1.365;

•	0.1641 of a share of common stock of Emergent; and

•	one CVR.

No fractional shares of Emergent common stock will be issued in the Merger, and Trubion stockholders will receive cash in lieu of fractional shares, if any, of the common stock of Emergent.

All outstanding stock options to purchase Trubion common stock were canceled at the Effective Time.  Trubion stock options with an exercise price of $4.55 or above were canceled and extinguished without further liability for either Trubion or Emergent. Holders of Trubion stock options with an exercise price below $4.55 will receive, for each share of Trubion common stock subject to such option:

•	a cash payment equal to the difference between $4.55 and the exercise price of such option; and

•	one CVR.

See Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

See Items 2.01 and 3.03 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time and as a result of the Merger, each member of Trubion’s board of directors was removed and each of Trubion’s statutory officers was removed.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information in Item 2.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated as of August 12, 2010 (incorporated by reference to Exhibit 2.1 to Trubion’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2010).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated September 29, 2010 (incorporated by reference to Exhibit 99.1 to Trubion’s Current Report on Form 8-K filed on September 30, 2010).
10.1
Contingent Value Rights Agreement dated as of August 12, 2010 (incorporated by reference to Exhibit 10.1 to Trubion’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         TRUBION PHARMACEUTICALS, INC.

                         By:  Jay G. Reilly

                         Name: Jay G. Reilly

                         Date: October 29, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated as of August 12, 2010 (incorporated by reference to Exhibit 2.1 to Trubion’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2010).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated September 29, 2010 (incorporated by reference to Exhibit 99.1 to Trubion’s Current Report on Form 8-K filed on September 30, 2010).
10.1
Contingent Value Rights Agreement dated as of August 12, 2010 (incorporated by reference to Exhibit 10.1 to Trubion’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2010).